EXHIBIT 10.38

             FORGIVENESS OF PROMISSORY NOTE DATED NOVEMBER 30, 2006
              IN TEH AMOUNT OF $3,900 PAYABLE TO MICHAEL A. BOWDEN

                               MICHAEL A. BOWDEN
                                2945 YATES STREET
                             DENVER, COLORADO 80212





November 30, 2006




Pedro E. Racelis III (Pete)
China Wireless Communications, Inc.
1746 Cole Boulevard, Suite 225
Golden, Colorado 80401

Subject:  Forgive Loan (Convertible Note #9, Dated November 14, 2006,
          $3,900.00USD)

Dear Pete:

As an officer of the company, I understand the financial situation of the company and I hereby forgive the loan totaling $3,900.000USD, Convertible Note #9, to China Wireless Communications, Inc. effective immediately.

Sincerely,

/s/ MICHAEL A. BOWDEN